UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  January 16, 2019

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01                                           Changes in Registrant’s Certifying Accountant

(a)  Dismissal of independent registered public accounting firm.

On January 16, 2019, General Moly, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.  Such dismissal will become effective upon completion by PricewaterhouseCoopers LLP of its procedures on the financial statements of the Company as of and for the year ended December, 31, 2018 and the filing of the related Annual Report on Form 10-K.  The Audit Committee of the Company’s Board of Directors participated in and approved the decision to change the Company’s independent registered public accounting firm.  The decision to change independent registered public accounting firms was made as a part of the Company’s ongoing cost reduction and cash conservation plan.

The reports of PricewaterhouseCoopers LLP on the financial statements as of and for the years ended December 31, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that PricewaterhouseCoopers LLP’s report on the Company’s financial statements as of and for the years ended December 31, 2017 and 2016 included an emphasis of matter paragraph related to liquidity pressures that could affect amounts reported in the Company’s financial statements in future periods.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through January 16, 2019, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.  In addition, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through January 16, 2019, except PricewaterhouseCoopers LLP has communicated to us that the scope of its audit of our December 31, 2018 financial statements will need to be expanded based on our disclosure that there is substantial doubt about our ability to operate as a going concern (see Note 2-Liquidity to the consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018).

The Company has requested that PricewaterhouseCoopers LLP provide it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated January 22, 2019, is filed as Exhibit 16.1 to this Form 8-K.

(b)  Engagement of new independent registered public accounting firm.

The Audit Committee of the Company’s Board of Directors engaged Plante & Moran PLLC as the Company’s new independent registered public accounting firm as of January 16, 2019.  During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through January 16, 2019, the Company has not consulted with Plante & Moran PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Plante & Moran PLLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                                           Financial Statements and Exhibits

(d)                                           Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: January 22, 2019	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer